Exhibit 99.7

Joint Filing Agreement

           The undersigned hereby agree that the statement on Amendment No. 6 to Schedule 13D with respect to the shares of Common Stock, par value $0.01 per share, of Isle of Capri Casinos, Inc., a Delaware corporation (“Isle of Capri”), dated May 14, 2010, and any amendments to the statement on Schedule 13D, executed by or on behalf of the undersigned, in accordance with and pursuant to the power of attorney set forth below or otherwise, is and shall be filed jointly on behalf of the undersigned, pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Power of Attorney

           This agreement may be executed in separate counterparts by each of the undersigned, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

           Each of the undersigned hereby constitutes and appoints Jeffrey D. Goldstein, Robert S. Goldstein, Richard A. Goldstein and Robert G. Ellis, and each of them individually, its true and lawful attorneys-in-fact and agents for it in its name, place and stead, to sign any and all initial filings on Schedule 13D under the Securities Exchange Act of 1934, and any amendments thereto, relating to the securities of Isle of Capri and to file the same with the Securities and Exchange Commission and hereby grant to such attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully as to all intents and purposes as it might or could do, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof in connection with such filings. This power of attorney shall expire on December 31, 2010.

Dated as of May 14, 2010

/s/ Jeffrey D. Goldstein
Jeffrey D. Goldstein

/s/ Richard A. Goldstein
Richard A. Goldstein

/s/ Robert S. Goldstein
Robert S. Goldstein

GOLDSTEIN GROUP, INC.
By: /s/ Robert S. Goldstein
Name: Robert S. Goldstein
Title: Co-Chairman

B.I.J.R.R. ISLE, INC.
By: /s/ Robert S. Goldstein
Name: Robert S. Goldstein
Title: Co-Chairman

B.I. ISLE PARTNERSHIP, L.P.
By: B.I.J.R.R. ISLE, INC., ITS SOLE GENERAL PARTNER
By: /s/ Robert S. Goldstein
Name: Robert S. Goldstein
Title: Co-Chairman

ROB ISLE PARTNERSHIP, L.P.
By: B.I.J.R.R. ISLE, INC., ITS SOLE GENERAL PARTNER
By: /s/ Robert S. Goldstein
Name: Robert S. Goldstein
Title: Co-Chairman

RICH ISLE PARTNERSHIP, L.P.
By: B.I.J.R.R. ISLE, INC., ITS SOLE GENERAL PARTNER
By: /s/ Robert S. Goldstein
Name: Robert S. Goldstein
Title: Co-Chairman

JEFF ISLE PARTNERSHIP, L.P.
By: B.I.J.R.R. ISLE, INC., ITS SOLE GENERAL PARTNER
By: /s/ Robert S. Goldstein
Name: Robert S. Goldstein
Title: Co-Chairman

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I.G. ISLE PARTNERSHIP, L.P.
By: B.I.J.R.R. ISLE, INC., ITS SOLE GENERAL PARTNER
By: /s/ Robert S. Goldstein
Name: Robert S. Goldstein
Title: Co-Chairman

ROBERT S. GOLDSTEIN 2008 IRREVOCABLE TRUST
/s/ Marc D. Goldstein
Name: Marc D. Goldstein
Title: Trustee

/s/ Joshua Millan
Joshua Millan

/s/ Nathan Millan
Nathan Millan

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